                                                                    EXHIBIT T3E2


                         UNITED STATES BANKRUPTCY COURT
                          NORTHERN DISTRICT OF OKLAHOMA

IN RE:                                      )
                                            )
SHEFFIELD STEEL CORPORATION,                )   Case No. 01-05508-R
a Delaware corporation,                     )   (Chapter 11)
                                            )
WADDELL'S REBAR FABRICATORS,                )   Case No. 01-05509-R
INC., a Missouri corporation,               )   (Chapter 11 Jointly Administered
                                            )   with Case No. 01-05508-R)
                                            )
WELLINGTON INDUSTRIES, INC.,                )   Case No. 01-05510-R
an Oklahoma corporation,                    )   (Chapter 11 Jointly Administered
                                            )   with Case No. 01-05508-R)
         Debtors and Debtors in Possession. )

                       BALLOT FOR ACCEPTING OR REJECTING
                       ---------------------------------
                   SECOND AMENDED JOINT PLAN OF REORGANIZATION
                   -------------------------------------------

         Sheffield Steel Corporation, Waddell's Rebar Fabricators, Inc. and Wellington Industries, Inc. filed a "Second Amended and Restated Joint Plan of Reorganization of Sheffield Steel Corporation, Waddell's Rebar Fabricators, Inc. and Wellington Industries, Inc." dated June 7, 2002 (the "Plan") for the Debtors in these cases. The Court has approved the "Second Amended and Restated Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to Joint Plan of Reorganization of Sheffield Steel Corporation, Waddell's Rebar Fabricators, Inc. and Wellington Industries, Inc." (the "Disclosure Statement"). The Disclosure Statement provides information to assist you in deciding how to vote your ballot on the Plan. Court approval of the Disclosure Statement does not indicate approval of the Plan by the Court.

         You should review the Plan and the Disclosure Statement before you vote. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Your claim has been placed in a class under the Plan. If you hold claims or equity interests in more than one class, you should submit a ballot for each class in which you are entitled to vote. This ballot is to be used by all creditors except for holders of 11 1/2 First Mortgage Notes. Holders of 11 1/2% First Mortgage Notes are to use a yellow ballot consisting of several pages.

         If your ballot is not received on or before 4:30 p.m., Central Daylight Savings Time, on July 11, 2002, and such deadline is not extended, your vote will not count as either an acceptance or rejection of the Plan.

         If the Plan is confirmed by the Bankruptcy Court it will be binding on you whether or not you vote.

                       ACCEPTANCE OR REJECTION OF THE PLAN
                       -----------------------------------

         1. The undersigned is the holder of a Class _____ Claim against the Debtors in the unpaid principal amount of $_____________________.

         2.   With regard to the Plan, the undersigned hereby:

                               __________ Accepts
                               __________ Rejects

DATED __________________ ________, 2002.

PRINT OR TYPE NAME:
                     --------------------------------------------------
Signature:
           ------------------------------------------------------------
Title (if corporation or partnership)
                                     ----------------------------------
Address:
        ---------------------------------------------------------------

-----------------------------------------------------------------------

                             RETURN THIS BALLOT TO:
                               Neal Tomlins, Esq.
                                 Tomlins & Goins
                       2100 South Utica Avenue, Suite 300
                              Tulsa, Oklahoma 74114
                               Fax: (918) 749-0874

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF OKLAHOMA

In re:                                   :
                                         :     Case No. 01-05508-R
SHEFFIELD STEEL CORPORATION,             :     (Chapter 11)
a Delaware corporation,                  :
                                         :
                                         :     Case No. 01-05509-R
WADDELL'S REBAR FABRICATORS, INC.,       :     (Chapter 11 Jointly Administered
a Missouri corporation,                  :     with Case No. 01-05508-R)
                                         :
                                         :

WELLINGTON INDUSTRIES, INC., an          :     Case No. 01-05510-R
Oklahoma corporation,                    :     (Chapter 11 Jointly Administered
                                         :     with Case No. 01-05508-R)
                                         :
     Debtors and Debtors in Possession.  :
                                         :
                                         :

              BENEFICIAL HOLDERS BALLOT FOR ACCEPTING OR REJECTING
         THE SECOND AMENDED AND RESTATED JOINT PLAN OF REORGANIZATION OF
             SHEFFIELD STEEL CORPORATION AND ITS DEBTOR SUBSIDIARIES
             -------------------------------------------------------

     FOR USE BY BENEFICIAL OWNERS OF 11 1/2% FIRST MORTGAGE NOTES DUE 2005,
             SERIES A AND B ("THE FIRST MORTGAGE NOTES"), ISSUED BY
                    SHEFFIELD STEEL CORPORATION ("SHEFFIELD")

                             CUSIP NO.: 821266-AE-3

--------------------------------------------------------------------------
    THE DEADLINE TO RETURN THIS BALLOT IS 4:30 P.M., CENTRAL DAYLIGHT
                     SAVINGS TIME, ON JULY 11, 2002
--------------------------------------------------------------------------


     This ballot is submitted to you through your broker, bank, dealer or other agent or nominee (the "Master Ballot Agent") or intermediate nominee to solicit your vote to accept or reject the "Second Amended and Restated Joint Plan of Reorganization of Sheffield Steel Corporation, Waddell's Rebar Fabricators, Inc. and Wellington Industries, Inc." (the "Plan") described in the accompanying "Second Amended and Restated Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to Joint Plan of Reorganization of Sheffield Steel Corporation, Waddell's Rebar Fabricators, Inc. and Wellington Industries, Inc.", (the "Disclosure Statement") dated June 7, 2002. Capitalized terms used in this Ballot and the accompanying instructions that are not otherwise defined have the meanings given to them in the Plan.

     Beneficial owners of First Mortgage Notes (hereinafter a "Beneficial Holder") are granted Claims under the Plan in both Classes 4 and 7: a secured Claim in Class 4 and a general unsecured Claim in Class 7. Accordingly, each Beneficial Holder is entitled to cast two votes: one vote in Class 4 and one vote in Class 7.

     The Plan can be confirmed by the Bankruptcy Court and thereby made binding on you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class who vote on the Plan and if the Plan otherwise satisfies the applicable requirements of
Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court nonetheless may confirm the Plan if it finds that the Plan (a) provides fair and equitable treatment to, and does not unfairly discriminate against, the Class or Classes rejecting the Plan and (b) otherwise satisfies the requirements of Section 1129(b) of the Bankruptcy Code. To have your vote counted, you must complete, sign and return this ballot by the deadline indicated above to your Master Ballot Agent or intermediate nominee at the following address:

    -------------------------------------------------------------------

    -------------------------------------------------------------------

    -------------------------------------------------------------------

    -------------------------------------------------------------------

             Phone No.:______________ ; Fax No.:____________________
        (To be completed by Master Ballot Agent or intermediate nominee)

                 PLEASE READ THE ATTACHED VOTING INFORMATION AND
                   INSTRUCTIONS BEFORE COMPLETING THIS BALLOT.

--------------------------------------------------------------------------------
PLEASE COMPLETE ITEMS 1 THROUGH 4. THIS BALLOT WILL NOT BE VALID OR COUNTED IF:
(A) NEITHER THE "ACCEPT" NOR "REJECT" BOX IS CHECKED IN ITEM 2; (B) BOTH THE "ACCEPT" AND "REJECT" BOXES ARE CHECKED IN ITEM 2; OR (C) IF THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINE(S) BELOW.

--------------------------------------------------------------------------------

Item 1. Voting Classification and Amount. The undersigned is (are) the Beneficial Holder(s) of First Mortgage Notes in an account maintained with the Master Ballot Agent (i.e., your broker, bank, dealer or other agent or nominee) from which the undersigned received this ballot in the aggregate unpaid principal amount of:

$_______________________   ___________________________________ _________________
(enter principal amount)       Name of Broker, Bank, Dealer    Account Number(s)
                                 or Other Agent or Nominee

Item 2(a)         Class 4 Vote. The undersigned, holder(s) of First
                  Mortgage Notes in Class 4 under the Plan, as described in Item 1 above, vote(s) all such Class 4 Claims to (check one box):

                   |_|      Accept the Plan.           |_|      Reject the Plan.


Item 2(b)         Class 7 Vote. The undersigned, holder(s) of First
                  Mortgage Notes in Class 7 under the Plan, as described in Item 1 above, vote(s) all such Class 7 Claims to (check one box):

                   |_|      Accept the Plan.           |_|      Reject the Plan.


Item 3. Certification Regarding Votes Cast on Other Ballots in Respect of Claims Arising from First Mortgage Notes. If the Beneficial Holder(s) on behalf of which this ballot is being cast has (have) cast other ballots on account of the beneficial ownership of any First Mortgage Notes certifies (certify) that those other ballots have been voted in the same manner as voted on this ballot (i.e., either to accept or reject the Plan within each Class voted). The undersigned further certifies (certify) that the requisite information regarding any other ballots cast by the Beneficial Holder(s) has been included in the tables below (or on additional sheets attached hereto). Do not include in the following tables information relating to Claims being voted on this ballot. Only information relating to other ballots cast by the Beneficial Holder(s) should be identified in this Item 3. Please attach additional sheets if necessary.

-----------------------------------------------------------------------------------------------------------------------
                                Other Ballots Cast in Respect of First Mortgage Notes

-----------------------------------------------------------------------------------------------------------------------
             Beneficial Holder's Name or        Master Ballot Agent Through Which First        Aggregate Principal
               Record Holder Customer                   Mortgage Notes Are Held              Amount of Other Notes or
                  Account Number(s)                         (if applicable)                 Debentures Held and Voted
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

Item 4. Acknowledgments. By signing this ballot, the undersigned acknowledge(s) receipt of the Disclosure Statement and the other applicable solicitation materials and certifies (certify) that the undersigned is (are) the Beneficial Holder(s) of the First Mortgage Notes voted on this ballot or otherwise has (have) full power and authority to vote to accept or reject the Plan as indicated on this ballot on behalf of the Beneficial Holder(s).

         If the First Mortgage Notes voted herein are held by more than one Beneficial Holder, all such Beneficial Holders must sign below. Please attach additional signature pages if more than one Beneficial Holder is voting by means of this ballot.

                                ---------------------------------------------
                                                    Name


                                ---------------------------------------------
                                  Social Security or Federal Tax I.D. No.


                                ---------------------------------------------
                                                 Signature


                                ---------------------------------------------
                                   If by Authorized Agent, Name and Title


                                ---------------------------------------------
                                            Name of Institution


                                ---------------------------------------------
                                             Participant Number


                                ---------------------------------------------
                                               Street Address


                                ---------------------------------------------
                                           City, State, Zip Code


                                ---------------------------------------------
                                              Telephone Number


                                ---------------------------------------------
                                               Date Completed

                       VOTING INFORMATION AND INSTRUCTIONS
                  FOR COMPLETING THE BENEFICIAL HOLDERS BALLOT

1. Please indicate acceptance or rejection of the Plan in the boxes provided in Items 2(a) and 2(b) of the ballot. Complete the ballot by providing all the information requested and sign, date and return the ballot by mail, overnight courier or personal delivery to the Master Ballot Agent (i.e., broker, bank, dealer or other agent or nominee) at the address identified on the face of the ballot. This ballot will be invalid and will not be counted with respect to a particular Class if, with respect to that Class: neither the "accept" nor the "reject" box is checked in Item 2; or both the "accept" and the "reject" boxes are checked in Item 2. No vote for either Class will be counted if this ballot is not signed.

         Ballots must be received by your Master Ballot Agent or intermediate nominee by the date and time identified on the face of the ballot (the "Return Deadline"). If a ballot is received after the Return Deadline, it will not be counted. An envelope addressed to your Master Ballot Agent or intermediate nominee is enclosed for your convenience.

2. If you hold Claims under the Plan other than those on account of First Mortgage Notes, you should receive a ballot for each such category of Claims. You also should receive more than one ballot if you are the Beneficial Holder of First Mortgage Notes held in street name through more than one "Master Ballot Agent" (i.e., a broker, bank, dealer or other agent or nominee) or if you are the Beneficial Holder of First Mortgage Notes registered in your own name as well as the beneficial owner of First Mortgage Notes registered in street name. Each ballot you receive is for voting only your Claim described on the ballot. Please complete and return each ballot you receive. The attached ballot is designated only for voting First Mortgage Note Claims held in street name through the Master Ballot Agent. You must vote all your Claims within a single Class under the Plan either to accept or reject the Plan. Accordingly, if you return more than one ballot voting different Claims within a single Class under the Plan and the ballots are not voted in the same manner, those ballots will not be counted.

3. To be counted, a Beneficial Holder must vote all its Class 4 Claims either to accept or reject the Plan, and all its Class 7 Claims either to accept or reject the Plan. No split votes within a Class will be permitted. If a Beneficial Holder submits more than one ballot on account of First Mortgage Notes Claims (which may occur if, for example, a Beneficial Holder owns First Mortgage Notes through two different brokers), each ballot must cast the same vote within each Class.

4. If you have cast additional ballots on account of First Mortgage Notes Claims, you must complete Item 3. With respect to any additional ballots you submit, please provide the following: (a) with respect to other First Mortgage Notes Claims, (i) your name as beneficial owner of the First Mortgage Notes Claims being voted or the account number under which such First Mortgage Notes Claims are held; (ii) the name of the broker, bank, dealer or other agent or nominee account that corresponds to your name or account number; and (iii) the aggregate principal amount of First Mortgage Notes Claims by account. One line should be used to identify each such separate account or Claim. Do not include in Item 3 information relating to Claims being voted on the same ballot in Item 2. Only information relating to other ballots voted on account of First Mortgage Note Claims should be included in Item 3. Please note that all your holdings of First Mortgage Notes Claims (if held in more than one account) must be identified in Items 1 and 3 so that all such Claims will be voted either to accept or reject the Plan within each Class.

5. The attached ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan. Holders of First Mortgage Notes should not surrender certificates representing their First Mortgage Notes at this time, and the Debtors will not accept delivery of any such certificates transmitted together with a ballot.

6. If you cast more than one ballot voting the same Claim prior to the Return Deadline, the latest dated ballot will supersede any prior ballots.

           IF YOU RECEIVED A DAMAGED BALLOT OR HAVE LOST YOUR BALLOT,
  OR IF YOU HAVE ANY QUESTIONS CONCERNING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL YOUR MASTER BALLOT AGENT OR INTERMEDIATE NOMINEE (AS APPLICABLE) AT THE PHONE NUMBER IDENTIFIED ON THE FACE OF THE BALLOT OR THE DEBTORS' BALLOTING
                   AGENT, TOMLINS & GOINS, AT (918) 747-6500.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF OKLAHOMA

In re:                                        :
                                              : Case No. 01-05508-R
                                              : (Chapter 11)
SHEFFIELD STEEL CORPORATION, a                :
Delaware corporation,                         :
                                              : Case No. 01-05509-R
WADDELL'S REBAR FABRICATORS, INC., a          : (Chapter 11 Jointly Administered
Missouri corporation,                         : with Case No. 01-05508-R)
                                              :
                                              :
WELLINGTON INDUSTRIES, INC., an               : Case No. 01-05510-R
Oklahoma corporation,                         : (Chapter 11 Jointly Administered
                                                with Case No. 01-05508-R)
     Debtors and Debtors in Possession.       :
                                              :

                    MASTER BALLOT FOR ACCEPTING OR REJECTING
         THE SECOND AMENDED AND RESTATED JOINT PLAN OF REORGANIZATION OF
             SHEFFIELD STEEL CORPORATION AND ITS DEBTOR SUBSIDIARIES
             -------------------------------------------------------


       FOR USE BY BROKERS, BANKS, DEALERS AND OTHER AGENTS OR NOMINEES FOR BENEFICIAL OWNERS (OR INTERMEDIATE NOMINEES) OF THE 11 1/2% FIRST MORTGAGE
 NOTES DUE 2005, SERIES A AND SERIES B (THE "FIRST MORTGAGE NOTES"), ISSUED BY
                   SHEFFIELD STEEL CORPORATION ("SHEFFIELD")

                             CUSIP NO.: 821266-AE-3

--------------------------------------------------------------------------------
THE VOTING DEADLINE TO ACCEPT OR REJECT THE PLAN IS 4:30 P.M., CENTRAL DAYLIGHT SAVINGS TIME, ON JULY 11, 2002
--------------------------------------------------------------------------------

         This Master Ballot is to be used by brokers, banks, dealers or other agents or nominees for summarizing votes cast by beneficial owners holding First Mortgage Notes, or intermediate nominees of such beneficial owners for which you are a nominee, to accept or reject the "Second Amended and Restated Joint Plan of Reorganization of Sheffield Steel Corporation, Waddell's Rebar Fabricators, Inc. and Wellington Industries, Inc." (the "Plan") described in the accompanying "Second Amended and Restated Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to Joint Plan of Reorganization of Sheffield Steel Corporation, Waddell's Rebar Fabricators, Inc. and Wellington Industries, Inc." (the "Disclosure Statement") dated June 7, 2002. Capitalized terms used in this Ballot and the accompanying instructions that are not otherwise defined have the meanings given to them in the Plan.

         Beneficial holders of First Mortgage Notes are granted Claims under the Plan in both Classes 4 and 7: a secured Claim in Class 4 and a general unsecured Claim in Class 7. Accordingly, each beneficial holder is entitled to cast two votes: one vote in Class 4 and one vote in Class 7.

      IF YOU ARE AN INTERMEDIARY BROKER, PROXY AGENT, OR OTHER INTERVENING NOMINEE YOU ARE REQUIRED TO COMPLETE THIS MASTER BALLOT AND DELIVER IT
        TO YOUR BROKER, PROXY INTERMEDIARY OR OTHER NOMINEE. YOU SHOULD
        RETURN THIS MASTER BALLOT SO AS TO ALLOW ADDITIONAL TIME FOR ALL
      BALLOTS TO BE DELIVERED BY YOUR BROKER, PROXY INTERMEDIARY OR OTHER
         NOMINEE TO THE BALLOTING AGENT (OR TO ANY FURTHER INTERMEDIARY
       NOMINEES, AND THEN TO THE BALLOTING AGENT) BY THE VOTING DEADLINE.

                 PLEASE READ THE ATTACHED VOTING INFORMATION AND
                   INSTRUCTIONS BEFORE COMPLETING THIS BALLOT.

Item 1(a)         Tabulation of Beneficial Owner Voting - Class 4.
                  The undersigned certifies that:

                  Acceptances. ___________________ beneficial owners of First Mortgage Notes in the aggregate unpaid principal amount of $____________________ have delivered duly completed beneficial ballots ("Beneficial Ballots") to the undersigned (or, such information was derived from Beneficial Ballots that have been summarized in intermediary Master Ballots delivered to the undersigned) voting its Class 4 Claims to ACCEPT; and

                  Rejections. ___________________ beneficial owners of First Mortgage Notes in the aggregate unpaid principal amount of $_____________________ have delivered duly completed Beneficial Ballots to the undersigned (or, such information was derived from Beneficial Ballots that have been summarized in intermediary Master Ballots delivered to the undersigned) voting its Class 4 Claims to REJECT the Plan.

Item 1(b)         Tabulation of Beneficial Owner Voting - Class 7.
                  The undersigned certifies that:

                  Acceptances. ___________________ beneficial owners of First Mortgage Notes in the aggregate unpaid principal amount of $____________________ have delivered duly completed beneficial ballots ("Beneficial Ballots") to the undersigned (or, such information was derived from Beneficial Ballots that have been summarized in intermediary Master Ballots delivered to the undersigned) voting its Class 7 Claims to ACCEPT the Plan; and

                  Rejections. ___________________ beneficial owners of First Mortgage Notes in the aggregate unpaid principal amount of $_____________________ have delivered duly completed Beneficial Ballots to the undersigned (or, such information was derived from Beneficial Ballots that have been summarized in intermediary Master Ballots delivered to the undersigned) voting its Class 7 Claims to REJECT the Plan.

Item 2. Beneficial Owner Information. The undersigned certifies that the information provided below (including any information provided on additional sheets attached hereto) is a true and accurate schedule of the beneficial owners of First Mortgage Notes as identified by their respective account numbers, that have delivered duly completed Beneficial Ballots to the undersigned (or, such information was derived from Beneficial Ballots that have been summarized in intermediary Master Ballots delivered to the undersigned) voting to accept or reject the Plan.

         (Please complete the information requested below. Attach additional sheets if necessary.)

---------------------------------------------------------------------------------------------------------------------------
      Customer Account Number                           Principal Amount of First Mortgage Notes Voted:
     for Each Beneficial Owner       --------------------------------------------------------------------------------------
                                        To Accept the     To Reject the Plan,   To Accept the Plan,   To Reject the Plan,
                                        Plan, Class 4           Class 4               Class 7               Class 7
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Item 3. Additional Ballots Submitted by Beneficial Owners. The undersigned certifies that the information provided below (including any information on additional sheets attached hereto) is a true and accurate schedule on which the undersigned has transcribed the information, if any, provided in Item 3 of each Beneficial Ballot received from a beneficial owner of First Mortgage Notes (or, such information was derived from Beneficial Ballots that have been summarized in intermediary Master Ballots delivered to the undersigned).

(Please complete the information requested below. Attach additional sheets if necessary.)

---------------------------------------------------------------------------------------------------------------------------
                        Information to Be Transcribed from Item 3 of Beneficial Ballots Regarding
                                  Other Ballots Cast in Respect of First Mortgage Notes
---------------------------------------------------------------------------------------------------------------------------
                                    Beneficial Owner's Name or       Name of Broker, Bank, Dealer or
          Customer                  Customer Account Number for        Other Agent or Nominee for           Principal
       Account Number                     Other Account               Other Account (If Applicable)          Amount
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

Item 4. Additional Certifications. The undersigned certifies that each beneficial owner whom votes are being transmitted by this Master Ballot has been provided with a copy of the Disclosure Statement and the other applicable solicitation materials and that the Beneficial Ballot received from each beneficial owner or a copy thereof is and will remain on file with the undersigned subject to inspection for a period of one year following the Voting Deadline.

Item 5.        Registered Owner. The undersigned certifies that it is either:
               the registered owner in its own name or through a position held at a securities depository of the First Mortgage Notes identified in Item 2 above; or is an intermediary nominee on account of a beneficial holder of First Mortgage Notes.


                          ---------------------------------------------
                                              Name

                          ---------------------------------------------
                            Social Security or Federal Tax I.D. No.

                          ---------------------------------------------
                                           Signature

                          ---------------------------------------------
                             If by Authorized Agent, Name and Title

                          ---------------------------------------------
                                      Name of Institution

                          ---------------------------------------------
                                       Participant Number

                          ---------------------------------------------
                                         Street Address

                          ---------------------------------------------
                                     City, State, Zip Code

                          ---------------------------------------------
                                        Telephone Number

                          ---------------------------------------------
                                         Date Completed

                       VOTING INFORMATION AND INSTRUCTIONS
                        FOR COMPLETING THE MASTER BALLOT

1. If you are not either a registered holder or a beneficial holder, but, instead, are an intermediary broker, proxy, or other intervening nominee, you are required to complete this Master Ballot and deliver it to your broker, proxy intermediary or other nominee (and disregard any instructions to the contrary herein). You should return this Master Ballot so as to allow additional time for all ballots to be processed and then delivered by your nominee to the Balloting Agent (or, if applicable, to further intermediary nominees and then to the Balloting Agent) before the Voting Deadline.

2. Complete the Master Ballot by providing all the information requested and sign, date and return the Master Ballot by mail, overnight courier, personal delivery or facsimile to Tomlins & Goins, (the "Balloting Agent") at the following address:

               Tomlins & Goins
               2100 South Utica Ave., Suite 300
               Tulsa, Oklahoma  74114
               Facsimile:  (918) 749-0874
               Attn:  Sheffield Vote Tabulation Center

               Master Ballots must be received by the Balloting Agent by 4:30 p.m., Central Daylight Savings Time, on July 11, 2002 (the "Voting Deadline"). If a Master Ballot is received after the Voting Deadline, it may not be counted. An envelope addressed to the Balloting Agent is enclosed for your convenience.

3. The attached Master Ballot is not a letter of transmittal and may not be used for any purpose other than to transmit votes to accept or reject the Plan. Holders of First Mortgage Notes should not surrender certificates representing their First Mortgage Notes at this time, and neither the Debtors nor the Balloting Agent will accept delivery of any such certificates transmitted together with a Master Ballot.

4. With respect to any Beneficial Ballots returned to you by a beneficial owner or Master Ballots returned to you by an intermediary nominee, you must complete a Master Ballot, return it to the Balloting Agent (or, if applicable, to your nominee) and you must retain such Beneficial Ballots and Master Ballots for inspection for a period of one year following the Voting Deadline.

5. If, in addition to acting as broker, bank, dealer or agent or other nominee, you also are a beneficial owner of any First Mortgage Notes and you wish to vote such First Mortgage Notes beneficially held by you, you may either complete a Beneficial Ballot or add your vote to the attached Master Ballot. If you choose to complete a Beneficial Ballot, please refer to the instructions accompanying the Beneficial Ballot.

6. Multiple Master Ballots may be completed and delivered to the Balloting Agent. Votes reflected by multiple Master Ballots will be counted except to the extent that they are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest dated Master Ballot received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. If more than one Master Ballot is submitted and the later Master Ballot(s) supplements rather than supersedes earlier Master Ballot(s), please mark the subsequent Master Ballot(s) with the words "Additional Vote" or such other language as you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.

7. Please note that Item 2 of the Master Ballot requests that you transcribe information or attach a schedule to the Master Ballot in the indicated format providing information for each individual beneficial owner of First Mortgage Notes on whose behalf you are executing a Master Ballot. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner (or, if applicable, the customer account number assigned to the beneficial owner by his/her/its immediate nominee). If a single customer has more than one account with the identical registration, only list that customer once in the schedule requested by Item 2. The total principal amount of all accounts voted with respect to a single customer should be listed in a single schedule entry, so that each line will represent a different beneficial owner.

8. Please note that Item 3 of the Master Ballot requests that you provide information or attach a schedule to the Master Ballot in the indicated format by transcribing any information provided in
               Item 3 of each Beneficial Ballot received from a beneficial owner, and/or each Master Ballot from an intermediary nominee, for which you are executing a Master Ballot. Please also include your customer account number for each entry in Item 3.

9. Please note that each beneficial owner must vote its entire First Mortgage Notes Claim under the Plan, along with all other Claims in Class 4, either to accept or reject the Plan, and each beneficial owner must vote its entire Class 7 Claim on account of First Mortgage Notes Claim either to accept or reject the Plan. A beneficial owner may not split its vote within either Class 4 or Class 7 and, accordingly, a Beneficial Ballot received from a beneficial owner that attempts to partially reject and partially accept the Plan with respect to either Class 4 or Class 7 Claims shall not be counted. Further, for purposes of computing the Master Ballot vote, each voting beneficial owner should be deemed to have voted the full amount of its holdings of First Mortgage Notes according to your records or such lesser amount identified by the beneficial holder on its Beneficial Ballot. Any executed Beneficial Ballot or Master Ballot that does not indicate an acceptance or rejection of the Plan for a particular Class shall not be counted for that Class.

10. No fees or commissions or other remuneration will be payable to any broker, bank, dealer or other person in connection with this solicitation. Upon written request, however, the Debtors will reimburse you for customary mailing and handling expenses incurred by you in forwarding Beneficial Ballots and accompanying solicitation packages to your clients (please contact the Balloting Agent). Additional copies of Solicitation Packages, for the purposes of distributing same to beneficial holders or others for which you are a nominee, may be obtained, at no cost to you, upon request by fax or mail to the Balloting Agent at the address and fax number set forth above.

           NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL
        CONSTITUTE THE DESIGNATION OF YOU OR ANY OTHER PERSON AS AN AGENT
          OF ANY OF THE DEBTORS OR THE BALLOTING AGENT OR AUTHORIZE YOU
            OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS
        ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE
     STATEMENTS CONTAINED IN THE SOLICITATION MATERIALS ENCLOSED HEREWITH.

          IF YOU HAVE ANY QUESTIONS REGARDING THE MASTER BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES (AT NO COST TO YOU)
       OF THE MASTER BALLOT, BENEFICIAL BALLOTS OR SOLICITATION PACKAGES,
          INCLUDING THE PLAN AND THE DISCLOSURE STATEMENT, PLEASE CALL
             THE BALLOTING AGENT, TOMLINS & GOINS, AT (918) 747-6500

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